Summary Prospectus and
Prospectus Supplement

May 2, 2017

Morgan Stanley Institutional Fund Trust

Supplement dated May 2, 2017 to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated May 1, 2017

Global Strategist Portfolio

The composition of the Customized MSIM Global Allocation Index, the secondary benchmark index of the Global Strategist Portfolio, has been changed from 60% MSCI All Country World Index, 30% Bloomberg Barclays Global Aggregate Bond Index, 5% S&P GSCI Light Energy Index and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index to 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Bond Index, effective May 31, 2017.

Please retain this supplement for future reference.

  IFTGSBMCSPT 5-17